Exhibit 10.3 - Office Building Lease Between Rontal Investment Company
               and Michigan Heritage Bancorp, Inc.




                            OFFICE BUILDING LEASE



                           *28270 Orchard Lake Road
                          Farmington Hills, Michigan

                          RONTAL INVESTMENT COMPANY,
                                 AS LANDLORD,

                                     AND

                          MICHIGAN HERITAGE BANCORP,
                                  AS TENANT


                            DATED: August 31, 1998




*Street number for above building lease was later changed from 28270 to 28300





                              TABLE OF CONTENTS

Section                                                Page
-------                                                ----

1.         Basic Lease Terms and Provisions...............1
2.         Premises.......................................1
3.         Term...........................................2
4.         Rent...........................................4
5.         Rent Adjustment................................5
6.         Character of Occupancy.........................9
7.         Services and Utilities........................10
8.         Quiet Enjoyment...............................11
9.         Maintenance and Repairs.......................11
10.        Alterations and Additions.....................12
11.        Entry by Landlord.............................13
12.        Construction Liens............................13
13.        Damage to Property, Injury to Persons.........14
14.        Insurance.....................................14
15.        Damage or Destruction to Building.............15
16.        Condemnation..................................16
17.        Assignment and Subletting.....................17
18.        Estoppel Certificate..........................17
19.        Default.......................................18
20.        Completion of Premises........................21
21.        Removal of Tenant's Property..................22
22.        Holding Over..................................22
23.        Parking Areas.................................22
24.        Surrender and Notice..........................22
25.        Acceptance of Premises by Tenant..............23
26.        Subordination and Attornment..................23
27.        Payments after Termination....................24
28.        Authorities for Action and Notice.............24
29.        Security Deposit..............................24
30.        Liability of Landlord.........................24
31.        Brokerage.....................................24
32.        Signage.......................................25
33.        Name of Building Project......................25
34.        Measurement of Premises.......................25
35.        Miscellaneous.................................25
36.        Governmental Approvals/Landlord ..............27
37.        Governmental Approvals/Tenant.................27
38.        Landlord's Warranty ..........................27

                                     (i)




                           28270 Orchard Lake Road
                          Farmington Hills, Michigan


                            OFFICE BUILDING LEASE


           THIS LEASE is made this 25 th day of August , 1998, between RONTAL INVESTMENT COMPANY, a Michigan co-partnership, ("Landlord"), whose address is 13675 Plymouth Road, Detroit, Michigan 48227-3097 and MICHIGAN HERITAGE BANCORP, a Michigan corporation ("Tenant"), whose address is 21211 Haggerty Road, Novi, Michigan 48375.

           1.       Basic Lease Terms and Provisions:

                    The following is intended to summarize the principal terms of this Lease, but is not intended to be all inclusive. In the event that anything contained in this Section 1 conflicts with other provisions hereinafter contained in this Lease, the latter shall be deemed to control in the absence of express statements to the contrary.

                     A.        Building:  28270 Orchard Lake Road
                                      Farmington Hills, Michigan 48334

                     B.         Leased Premises: Suite No. 200 located on the
                               second (2nd) floor of the Building and
                               containing approximately 11,344 rentable square feet. The term "rentable square feet" is defined in Paragraph 34 of the Lease.

                     C. Lease Term: Term of fifteen (15) years, commencing upon July 1, 1999 ("Commencement Date"), and terminating upon June 30, 2014 ("Termination Date").

                     D.        Base Rent:

                                                Monthly          Annually
                                                -------          --------

                               Years 1 -5       $20,797.33       $249,658.00

                               Years 6 - 10     $23,633.33       $283,600.00

                               Years 11 - 15    See Paragraph 3(c)



                     E. Base Operating Expenses: $6.75 per rentable square foot in the Building.

                     F.        Use:  General Office Purposes.

                     G.        Maximum Occupancy:  N/A.

                     H.        Security Deposit:  Intentionally Omitted.

                     I.        Broker:  N/A.

           2.        Premises:

                    Landlord hereby leases to Tenant those certain premises designated on the Plans attached hereto as Exhibit "A" (the "Premises"), as more particularly defined in subparagraph B of Paragraph 1 hereof, together with a non-exclusive right, subject to the provisions hereof, to use all appurtenances thereunto, including but not limited to, uncovered parking areas and any other areas and facilities designated by Landlord for use in common by tenants of the


                                                             Landlord: ______
                                                               Tenant: ______


                                      1




Building. The Building, real property on which the same is situated, parking areas, other areas and appurtenances are hereinafter collectively sometimes called the "Building Complex". This Lease is subject to the terms, covenants and conditions set forth herein and Tenant and Landlord each covenant as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of such performance. Subject to the provisions of Paragraph 23 below, Tenant hereby acknowledges that portions of the covered parking areas may be designated by Landlord for use by tenants of the Building on an exclusive basis and that certain portions of the uncovered parking areas may be designated by Landlord for the exclusive use by tenants or other occupants of the Building.

           3.        Term:

                     (a) The term of this Lease shall be for the period of years referred to in subparagraph C of Paragraph 1 hereof (the "Primary Lease Term") commencing at 12:01 a.m. on the Commencement Date, and terminating at 12:00 midnight on Termination Date, unless sooner terminated pursuant to this Lease.

                     (b) The Commencement Date shall be the first day of the month after the date on which Landlord has delivered possession of the Premises to Tenant Ready for Occupancy, as said term is defined in Paragraph 20(a) hereof; provided, however, the Premises shall not be deemed Ready for Occupancy by Tenant unless Landlord has provided Tenant with written notice at least thirty (30) days prior to the date on which Landlord anticipates the Premises shall be delivered. Except as provided below, in the event Landlord fails to deliver the Premises on the Commencement Date because the Premises are not then ready for occupancy, or for any other cause beyond Landlord's control, Landlord shall not be liable to Tenant for any damages as a result of Landlord's delay in delivering the Premises and the Commencement Date shall be postponed until such date as the Premises are ready for Tenant's occupancy and the Termination Date shall be postponed for a like number of days. In the event of any such postponement, the parties agree to enter into a Supplement to Lease at the time that the Commencement Date is determined. Such Supplement to Lease shall stipulate the Commencement Date and Termination Date of this Lease.

                               Notwithstanding anything to the contrary hereinabove contained, in the event that Landlord shall fail to deliver the possession of the Premises Ready for Occupancy on or before July 1, 1999, then Tenant shall be entitled to a credit against the first full installment(s) of Base Rent due to Landlord hereunder an amount equal to the actual excess holdover charge incurred by Tenant in Tenant's existing premises. Further, in the event Landlord fails to deliver possession of the Premises to Tenant pursuant to the provisions of this Lease on or before September 30, 1999, then Tenant shall have the right, upon written notice to Landlord delivered by Tenant on or before October 15, 1999, to terminate this Lease. In the event Tenant exercises the foregoing election to terminate this Lease, then, upon receipt of said notice, this Lease shall cease and terminate and the parties shall be released of any and all further obligations hereunder.

                               For the purposes of this subparagraph, Tenant existing premises shall be deemed to be those premises currently occupied by Tenant and located at:

                               (i)        __________________________
                                          __________________________
                                          __________________________

                                                    and
                               (ii)       __________________________

                                                               Tenant: ______







                                      2



                                          __________________________
                                          __________________________


                               Tenant agrees to deliver to Landlord evidence of the excess holdover costs actually incurred by Tenant in its existing premises at the time Tenant requests reimbursement of same from Landlord pursuant to the foregoing. In connection therewith, it is hereby agreed that: (i) the existing premises shall be deemed to contain, in the aggregate, not more than 2,500 square feet; and (ii) Landlord shall not be responsible for any portion of excess holdover costs exceeding two hundred (200%) percent of the rental cost prior to the holdover period.


                     (c) It is understood and agreed by Landlord and Tenant that the rent to be paid by Tenant during years eleven (11) through fifteen (15) of the Primary Lease Term shall be the "prevailing market rate" for similar space in the Building and in substantially equivalent buildings in the general neighborhood of the Building. The parties agree to negotiate, in good faith, such rental based on leases executed during the one (1) year period prior to the commencement of the eleventh (11th) lease year. For the purpose hereof, substantially equivalent buildings shall be deemed to be the following buildings:

                                    [Weight Watchers], Orchard Lake Road,
                                        Farmington Hills, Michigan
                                    [Berry Center], Orchard Lake Road,
                                        Farmington Hills, Michigan
                                    [Mind],  Orchard Lake Road,
                                        Farmington Hills, Michigan

                               In no event, however, shall the rental to be paid by Tenant during said years be less than Twenty-Five Dollars ($25.00) per rentable square foot, not more than Twenty-Seven Dollars ($27.00) per rentable square foot.

                     (d) Provided Tenant is not in default under the terms of this Lease at the time that the expansion options hereinafter provided are to be effectuated, Landlord agrees to use its best efforts to make available to Tenant expansion premises, each of which contain approximately 2,500 rentable square feet of floor space, at or about the commencement date of the sixth (6th) lease year (the "First Expansion Option") and at or about the commencement date of the eleventh (11th) lease year (the "Second Expansion Option"). In the event Landlord has vacant space in the Building available at or about said times to enable Tenant to utilize the Expansion Options, Landlord shall notify Tenant in writing at least six (6) months prior to the expected delivery date of such space and Tenant shall have the right within thirty (30) days after receipt of notice of such availability to advise Landlord of its intention to lease the space defined in Landlord's notice. In the event Tenant exercises either the First Expansion Option or the Second Expansion Option, the parties shall negotiate, in good faith, the terms and conditions of Tenant's occupancy of such space and execute an amendment incorporating the same under the terms and conditions of this Lease not later than sixty (60) days after the date of Tenant's notice evidencing its intention to lease such space. Possession of any such expansion space shall be delivered in an "as is" condition, unless otherwise agreed by the parties, except, in any event, Landlord shall be responsible for any demolition work necessary to accommodate the installation of Tenant's improvements therein.

                               In the event Tenant fails to exercise its right to occupy the space covered by the First Expansion Option or the Second Expansion Option or, having exercised same, the parties are unable to agree upon the terms and conditions of Tenant's occupancy of same, then the rights granted herein to Tenant, with respect to the applicable

                                                               Tenant: ______


                                      3



                               space, shall cease and terminate and Landlord shall be authorized to lease said space to a third (3rd) party without any further right of Tenant therein.

                     (e)       In the event that any portion of the second
                               (2nd) floor of the Building contiguous to the Premises shall become available for occupancy after the initial occupancy thereof by a third party, then Landlord shall notify Tenant as to the availability of same and Tenant shall have ten (10) days after receipt of such notice to advise Landlord as to its interest in entering into a lease agreement covering such space. In the event Tenant elects to lease such space designated in Landlord's notice, the parties shall have thirty (30) days after the date of Tenant's positive response during which to agree upon the terms and conditions of Tenant's occupancy of such space, which terms and conditions shall be based upon the then prevailing market rate for the Building. In the event Tenant fails to notify Landlord of its interest in such space within the appropriate time period after Landlord's notification or, after having notified Landlord of such interest, the parties are unable to reach a mutually satisfactory agreement regarding Tenant's occupancy of same within fifteen (15) days after submission by Landlord of a lease agreement containing the terms and conditions agreed upon by the parties, Landlord shall have the right to lease such space to any other party.

                     (f) Provided Tenant is not in default under the terms of this Lease at the time that the option hereinafter granted is exercisable or is to commence and Tenant has not assigned its interest under this Lease (except for a subsidiary or affiliate of Tenant), Tenant shall have the right to extend the term of this Lease for an additional period of five
                               (5) years (the "Renewal Term") on the same terms and conditions contained in this Lease, except for the increase in Base Rent as hereinafter provided. Written notice of an election by Tenant to extend the term of this Lease must be delivered to Landlord by certified mail, return receipt requested, at least three hundred (300) days prior to the commencement date of the Renewal Term, but not more than three hundred sixty-five (365) days prior to such commencement date. In the event the option hereinabove provided is not exercised within and in the manner herein provided, then the same shall expire and be of no further force or effect so long as Landlord has given Tenant written notice at least four hundred (400) days prior to the commencement date of the applicable Renewal Term.

                               In the event Tenant exercises the option to extend the term of this Lease, as hereinabove set forth, the Base Rent to be paid by Tenant during the Renewal Term shall be the product obtained by multiplying the total number of rentable square feet then occupied by Tenant in the Building by Thirty-Two Dollars ($32.00).


           4.        Rent:

                     Tenant shall pay to Landlord, as Base Rent for the Premises, the rental set forth in subparagraph D of Paragraph 1 hereof. All rent shall be payable on the first day of each calendar month during the term hereof. All such rent shall be paid in advance without deduction or offset at the office of Landlord or to such other person or at such other place as Landlord may designate in writing.

                     In the event Tenant shall fail to pay, within five (5) days after the same is due and payable, any installment of the Base Rent or any additional rent to be paid by Tenant to Landlord under the terms of this Lease, then such unpaid amounts shall bear interest from the due date thereof to the date of payment at the rate of ten percent (10%) per annum. In any event, however, Tenant shall be charged a service charge with respect to each monthly installment of rental not received by the fifth (5th) day of the calendar month for which said installment is due. Such service charge shall reimburse Landlord for the additional administrative expenses incurred by Landlord in connection with the collection of such late installment of monthly rental. The service charge shall be Twenty


                                                               Tenant: ______

                                      4








and 00/100ths Dollars ($20.00) for any rental not paid by the fifth (5th) day of the month and Fifty and 00/100ths Dollars ($50.00) for any rental not paid by the fifteenth (15th) day of such month.

           5.        Rent Adjustment:

                     (a) The following terms shall have the following meanings with respect to the provisions of this Paragraph 5:

                               (1)        "Base Operating Expenses" shall
                                          mean the amount set forth in
                                          subparagraph E of Paragraph 1 of
                                          this Lease.

                               (2)        "Tenant's Pro Rata Share" shall
                                          mean that proportion of any
                                          increase in Operating Expenses (as
                                          hereinafter defined) for any
                                          calendar year over the Base
                                          Operating Expenses as the total
                                          number of rentable square feet of
                                          the Premises compares to the total
                                          number of rentable square feet in
                                          the Building. At such time, if
                                          ever, any space is added to the
                                          Premises pursuant to the terms of
                                          this Lease, Tenant's Pro Rata Share
                                          shall be increased by the
                                          percentage calculated by dividing
                                          the number of additional rentable
                                          square feet by the total number of
                                          rentable square feet in the
                                          Building.

                               (3)        "Operating Expenses" shall:


                                                               Tenant: ______

                                      5





                                          A. Mean all reasonable operating
                                          expenses of any kind or nature with
                                          respect to the Building Complex as
                                          determined in accordance with
                                          industry standards and shall
                                          include, but not be limited to, all
                                          general and special real estate or
                                          ad valorem taxes or special
                                          assessments levied against the
                                          Building Complex by the State of
                                          Michigan or any instrumentality
                                          thereof or any taxes or assessments
                                          which shall be levied on the
                                          Building Complex in lieu of or in
                                          addition to all or any portion of
                                          any such real estate taxes or
                                          assessments, or which shall be
                                          levied on the rentals of the
                                          Building Complex (other than net
                                          income taxes), but in this case,
                                          the computation shall be made as if
                                          this were Landlord's only building,
                                          or which shall be levied on
                                          Landlord as a result of the use,
                                          ownership or operation of the
                                          Building Complex; the cost of
                                          Building Complex supplies; costs
                                          incurred in connection with all
                                          energy sources for the common areas
                                          of the Building Complex such as
                                          propane, butane, natural gas,
                                          steam, electricity, solar energy
                                          and fuel oil; the costs of water
                                          and sewer services; janitorial
                                          services; general maintenance and
                                          normal repair of the Building
                                          Complex, including the heating and
                                          air conditioning systems of the
                                          Building Complex; landscaping
                                          maintenance; maintenance, repair,
                                          striping and replacement of all
                                          parking areas furnished by Landlord
                                          for use by tenants of the Building;
                                          the cost of rubbish removal, snow
                                          removal and service contracts for
                                          the elevator, HVAC and alarm
                                          systems of the Building Complex;
                                          the cost of such security guard and
                                          protection services as may be
                                          deemed reasonably necessary by
                                          Landlord; insurance in amounts and
                                          coverage determined by Landlord,
                                          including fire and extended
                                          coverage, rental interruption,
                                          sprinkler leakage, plate glass and
                                          public liability insurance (but
                                          Tenant shall have no interest in
                                          such insurance or the proceeds
                                          thereof); labor costs incurred in
                                          the operation and maintenance of
                                          the Building Complex, including
                                          wages and other payments, costs to
                                          Landlord of Workmen's Compensation
                                          and disability insurance; payroll
                                          taxes, and welfare benefits;
                                          professional building management
                                          fees; legal, accounting, inspection
                                          and consultation fees incurred in
                                          connection with the Building
                                          Complex solely to the extent
                                          required by any governmental
                                          authority or any other inspection
                                          or consultation fees required for
                                          the normal prudent operation of the
                                          Building Complex and not normally
                                          the responsibility of the managing
                                          agent; the cost of any capital
                                          improvements to the Building
                                          Complex of a repair or replacement
                                          nature only, which costs shall be
                                          amortized over the useful life of
                                          the capital improvement (as
                                          designated by Internal Revenue
                                          Service regulations and
                                          guidelines); the cost of obtaining
                                          an extended roof warranty for the
                                          period between the eleventh (11th)
                                          and fifteenth (15th) years of the
                                          Primary Lease Term inspection and
                                          consultation fees for professional
                                          roof inspections to be conducted by
                                          Landlord; all other common area
                                          costs and expenses relating to the
                                          Building Complex and all other
                                          charges properly allocable to the
                                          repair, operation and maintenance
                                          of the Building Complex in
                                          accordance with generally accepted
                                          accounting principles. If the
                                          Building is not fully occupied
                                          during any calendar year, those
                                          components of Operating Expenses
                                          for such year which vary according
                                          to the level of occupancy shall be
                                          adjusted to reflect the greater of:
                                          (a) actual occupancy; or (b) a 95
                                          percent (95%) occupancy of the
                                          Building. If Landlord selects an
                                          accrual accounting basis for
                                          calculating Operating Expenses,
                                          Operating Expenses shall be deemed
                                          to have been paid when such
                                          expenses have accrued in accordance
                                          with generally accepted accounting
                                          principles.

                                          B. Expressly exclude Landlord's
                                          income taxes, Single Business



                                                               Tenant: ______

                                      6








                                          Tax or any gross receipt tax;
                                          leasing commissions, interest on
                                          debt or amortization payments on
                                          any mortgages or deeds of trust and
                                          rental under any ground or
                                          underlying leases or lease; any
                                          costs or expenses which are
                                          incurred in connection with, or for
                                          the benefit of, any specific
                                          tenant; advertising and promotional
                                          expenditures; the cost of any
                                          repairs to the extent of any
                                          insurance proceeds recovered by
                                          Landlord with respect thereto; and
                                          any other expense which under
                                          generally accepted accounting
                                          principles would not be considered
                                          a normal maintenance or operating
                                          expense, except as otherwise
                                          specifically provided herein.

                                          C. Expressly exclude, in addition,
                                          any costs relating to the repair or
                                          maintenance of the roof or outer
                                          walls of the Building. Any cost
                                          incurred in replacing the parking
                                          areas of the Building Complex
                                          during the ten (10) year period
                                          subsequent to the Commencement Date
                                          shall also be excluded. In the
                                          event Landlord shall make a capital
                                          expenditure, including, but not
                                          limited to, the replacement of said
                                          parking areas at any time
                                          subsequent to said tenth (10th)
                                          anniversary date, then the cost(s)
                                          thereof shall be amortized over the
                                          useful life for such replacement
                                          (as determined by Landlord's
                                          independent certified public
                                          accountant) and the proportionate
                                          share of such cost allocable to any
                                          year subsequent to the performance
                                          of such replacement shall be
                                          included in the Operating Expenses
                                          during each subsequent year during
                                          the balance of the Primary Lease
                                          Term and any Renewal Term.

                     (b) It is hereby agreed that during each calendar year of the term hereof, Tenant shall pay to Landlord Tenant's Pro Rata Share of the amount of any excess Operating Expenses over Tenant's Pro Rata Share of the Base Operating Expenses. Beginning with the first calendar year in which this Lease commences, the monthly rent to be paid by Tenant to Landlord shall be increased by an amount equal to 1/12th of the estimated increase, if any, in Tenant's Pro Rata Share of the Operating Expenses for each calendar year over Tenant's Pro Rata Share of the Base Operating Expenses, with an adjustment to be made between the parties at a later date as hereinafter provided. However, in computing the increases in the monthly rental for Tenant's Pro Rata Share of the Operating Expenses for any calendar year based upon the estimated increase thereof, there shall be taken into account any prior increases in the monthly rent attributable to Tenant's Pro Rata Share of the estimated increases in such Operating Expenses. As soon as practicable following the end of each calendar year during the term of this Lease, [but in no event later than ninety (90) days thereafter], Landlord shall submit to Tenant a statement setting forth the exact amount of the increase, if any, in Tenant's Pro Rata Share of the Operating Expenses for the calendar year just completed over Tenant's Pro Rata Share of the Base Operating Expenses, and the difference, if any, between Tenant's actual Pro Rata Share of the Operating Expenses for the calendar year just completed and the estimated amount of Tenant's Pro Rata Share of the Operating Expenses (on which its rent was based) for such year. Prior to the end of each calendar year during the term hereof, Landlord shall submit to Tenant a statement setting forth the amount reasonably estimated by Landlord as the increase, if any, in the Base Operating Expenses for the subsequent year and the amount of the increased monthly rent to be paid by Tenant for such subsequent year computed in accordance with the foregoing provisions. It is to be understood and agreed that all estimating provisions as referenced above shall be computed on the basis of the Operating Expenses being adjusted as if the Building were not less than 95 percent (95%) occupied. To the extent that Tenant's Pro Rata Share of the actual Operating Expenses for the period covered by such statement is different from the estimated increases upon which


                                                               Tenant: ______

                                      7




                               Tenant paid rent during the calendar year just completed, Landlord shall pay to Tenant, or Tenant shall pay to Landlord, as the case may be, the difference within thirty (30) days following receipt of said statement from Landlord, but in no event shall such statement be submitted later than ninety (90) days after the end of the calendar year. In addition, with respect to the monthly rent, until Tenant receives such statement, Tenant's monthly rent for the new calendar year shall continue to be paid at the then current rate, but Tenant shall commence payment to Landlord of the monthly installments of rent on the basis of the statement beginning on the first day of the month following the month in which Tenant receives such statement. Moreover, Tenant shall pay to Landlord, or shall receive a credit against the next installment due hereunder, as the case may be, on the date required for the first payment of rent as adjusted, the difference, if any, between the monthly installments of rent so adjusted and the monthly installments of rent actually paid during the new calendar year. In no event shall any adjustment hereunder result in a decrease in the Base Rent or additional rent payable pursuant to any other provision of this Lease (except escalation pursuant to this Paragraph 5), it being agreed that the payments under this Paragraph 5 are an obligation supplemental to Tenant's obligation to pay the Base Rent.

                     (c) If Tenant occupies the Premises for less than a full calendar year during the first or last calendar years of the term hereof, Tenant's Pro Rata Share for such partial year shall be calculated by proportionately reducing the Base Operating Expenses to reflect the number of months in such year during which Tenant occupied the Premises (the "Adjusted Base Operating Expenses"). The Adjusted Base Operating Expenses shall then be compared with the actual Operating expenses for said partial year to determine the amount, if any, of any increases in the actual Operating Expenses for such partial year over the Adjusted Base Operating Expenses. Tenant shall pay its Pro Rata Share of any such increases within thirty
                               (30) days following receipt of notice thereof.

                     (d) Landlord's failure during the Lease term to prepare and deliver any statements or bills, or Landlord's failure to make a demand under this Paragraph or under any other provision of this Lease shall not in any way be deemed to be a waiver of, or cause Landlord to forfeit or surrender, its rights to collect any items of additional rent which may have become due pursuant to this Paragraph during the term of this Lease, except as otherwise specifically set forth in this Lease and provided that if such failure shall exist for more than twelve
                               (12) months, Landlord shall be deemed to have waived any claim therefor. Tenant's liability for all additional rent due under this Paragraph 5 shall survive the expiration or earlier termination of this Lease.

                     (e) Statements required hereunder shall be in reasonable detail identifying the amount and nature of the estimates, and/or the final accounting calculations. Tenant shall have the right to request an audit of Landlord's books and records relating to Operating Expenses, at its expense. If there is a dispute arising out of Landlord's calculations, Landlord shall make copies of its records available to Tenant. (Any dispute not resolved between the parties shall be submitted to binding arbitration.

                     (f) Notwithstanding anything to the contrary contained in this Paragraph 5, in no event shall Tenant be responsible for the payment of Tenant's Pro Rata Share of any Operating Expenses allocable to the calendar year of 1999.

                               Thereafter, commencing with Tenant's Pro Rata Share for the calendar year 2000 and continuing throughout the balance of the Primary Lease Term and any Renewal Term, Landlord agrees that


                                                               Tenant: ______

                                      8




                               those components of Operating Expenses,
                               exclusive of real estate taxes, utility
                               charges, insurance premiums, and capital expenditures permitted to be amortized pursuant to Paragraph 5(a)C. above, shall not exceed one hundred five percent (105%) of the Operating Expenses, on a cumulative basis, for the same components incurred during the preceding calendar year.

           6.        Character of Occupancy:

                     (a) The Premises are to be used only for those purposes set forth in subparagraph F of Paragraph 1 hereof and any other incidental use which is legally permitted and is not inconsistent with the character and type of tenancy found in first-class office buildings in the Detroit, Michigan Metropolitan Area. The parties hereto agree that Tenant shall have the right to install a drive-up window and ATM machine (or in a kiosk in the parking lot) at the Premises so long as Landlord can obtain all required municipal approvals therefor, which Landlord shall undertake to obtain as part of the overall approval process. The design and location of any kiosk shall be subject to the reasonable approval of Landlord. Tenant shall maintain and repair, at Tenant's sole expense, any such kiosk. Tenant shall also, at Tenant's expense, remove the kiosk at the expiration of the lease term and repair any damage to the parking lot caused by such removal. The parties hereto further agree that the Premises may only be occupied by the maximum number of persons stipulated in subparagraph G of Paragraph 1 hereof and in the event of any violation of such provision, Tenant agrees, upon notice from Landlord, to reduce the number of persons occupying the Premises to the maximum number set forth therein.

                     (b) Tenant shall not suffer nor permit the Premises nor any part thereof to be used in any manner, nor anything to be done therein, nor suffer or permit anything to be brought into or kept therein, which would in any way
                               (i) make void or voidable any fire or
                               liability insurance policy then in force with respect to the Building; (ii) make unobtainable from reputable insurance companies authorized to do business in Michigan any fire insurance with extended coverage, or liability, elevator, boiler or other insurance required to be furnished by Landlord under the terms of any lease or mortgage to which this Lease is subordinate at standard rates provided Tenant is not deprived of its intended use of the Premises; (iii) cause or in Landlord's reasonable opinion be likely to cause physical damage to the Building or any part thereof; (iv) constitute a public or private nuisance; (v) impair, in the reasonable opinion of Landlord, the appearance, character or reputation of the Building; (vi) discharge objectionable fumes, vapors or odors into the Building air conditioning system or into the Building flues or vents not designed to receive them or otherwise in such manner as may unreasonably offend other occupants; (vii) impair or interfere with any of the Building services or impair or interfere with or tend to impair or interfere with the use of any of the other areas of the Building by, or occasion discomfort, or annoyance to Landlord or any of the other tenants or occupants of the Building, any such impairment or interference to be in the reasonable judgment of Landlord;
                               (viii) increase on an ongoing periodic basis the pedestrian traffic in and out of the Premises or the Building above an ordinary level; (ix) constitute waste; or (x) make any noise or set up any vibration which will disturb other tenants, except in the course of permitted repairs or alterations.

                     (c) Tenant shall not use the Premises nor permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall give prompt notice to Landlord of any notice it receives of the violation of any law or requirement of any public authority with respect to the Premises or the use or occupation thereof. Landlord shall give prompt



                                                               Tenant: ______

                                      9





                               notice to Tenant of any notice it receives relative to the violation by Tenant of any law or requirement of any public authority with respect to the Premises or the use or occupation thereof.

           7.        Services and Utilities:

                     (a) Landlord agrees, without charge except as provided herein, and in accordance with standards reasonably established from time to time prevailing for office buildings in the Metropolitan Detroit Area, to furnish water to the Building for use in lavatories and drinking fountains (and to the Premises if the plans for the Premises so provide); during the hours from 8:00 a.m. to 6:00 p.m. on Monday through Friday and 8:00 a.m. to 1:00 p.m. on Saturday, (excluding holidays) to furnish such heated or cooled air to the Premises as may, in the judgment of Landlord, be reasonably required for the comfortable use and occupancy of the Premises provided that Tenant complies with the recommendations of Landlord's engineer regarding occupancy and use of the Premises; to provide janitorial services for the Premises (including such interior and exterior window washing as may be determined by Landlord but no less frequently than two
                               (2) times per year), such janitorial services to be provided after 6:00 p.m. five (5) days a week or Monday through Friday (excluding legal holidays); during ordinary business hours to cause electric current to be supplied for lighting the public portions of the Building or Building Complex; and to furnish such snow removal services to the Building Complex as may, in the judgment of Landlord, be reasonably required for safe access to the Building Complex.

                               Landlord agrees to maintain the Building at a habitable level at all times and Tenant will have the ability to override the system to provide, at Tenant's cost, for HVAC before or after Building standard hours.

                     (b) Tenant hereby agrees to pay all charges with respect to electrical services furnished to or used within the Premises. Landlord agrees to provide and install appropriate meters at the Premises for measuring Tenant's consumption of electricity as part of Landlord's construction work pursuant to Paragraph 20 (a) hereof. Tenant shall pay all such charges for electricity within ten (10) days after the date of submission of a monthly statement to Tenant. Charges for electricity shall be at the same rates, terms and conditions as rates, terms and conditions for comparable services from The Detroit Edison Company.

                     (c) If Tenant requires water in excess of that usually furnished or supplied for use in the Premises as general office space, Tenant shall first procure the consent of Landlord for the use thereof. Tenant agrees to pay to Landlord such amounts as Landlord reasonably determines are necessary to cover the costs of such increased use of water, including any cost incurred in connection with the installation of a meter required to measure such use.

                     (d) Tenant agrees that Landlord shall not be liable for failure to supply any heating, air conditioning, elevator, electrical, janitorial, lighting or other services during any period when Landlord uses reasonable diligence to supply such services, or during any period Landlord is required to reduce or curtail such services pursuant to any applicable laws, rules or regulations, now or hereafter in force or effect, it being understood that Landlord may discontinue, reduce or curtail such services, or any of them (either temporarily or permanently), at such times as it may be necessary by reason of accident, unavailability of employees, repairs, alterations, improvements, strikes, lockouts, riots, acts of God, application of applicable laws, statutes, rules and regulations, or due to any other happening beyond the control of Landlord. In the event of any such interruption, reduction or discontinuance of Landlord's services (either temporary or permanent), Landlord shall not be liable for damages to persons or


                                                               Tenant: ______

                                      10




                               property as a result thereof, except for damage relating solely to its negligence, nor shall the occurrence of any such event in any way be construed as an eviction of Tenant or cause or permit an abatement, reduction or setoff of rent, or operate to release Tenant from any of Tenant's obligations hereunder.

                               Anything in this Lease to the contrary
                               notwithstanding, if the stoppage of services which Landlord is obligated to provide for Tenant causes any portion of the Premises to become unusable by Tenant or access to the Premises is barred thereby for more than three
                               (3) consecutive days, then and in that event, Tenant shall be entitled to a pro rata abatement of rent as to such unusable portion of Premises commencing with the fourth (4th) day that the same are unusable; provided; however, that Tenant shall not be entitled to any abatement of rent due to unusability: (a) caused by any act or omission of Tenant or any of Tenant's servants, employees, agents, visitors or licensees; or (b) where Tenant requests Landlord to make a decoration, alteration, improvement or addition; or (c) where the repair in question or the services in question are those which Tenant is obligated to make or furnish under any of the provisions of this Lease.

                     (e) Whenever heat generating machines or equipment are used by Tenant in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises in the event Landlord's independent consulting engineer determines same are reasonably necessary as a result of Tenant's use of lights or equipment which generate heat loads in excess of those for which the HVAC system is designed and the cost therefor, including the cost of installation, operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord.

           8.        Quiet Enjoyment:

                     Landlord warrants and agrees to defend Tenant in the quiet enjoyment and possession of the Premises during the term of this Lease so long as Tenant complies with the provisions hereof. In the event of any transfer or transfers of Landlord's interest in the Premises or in the real property which is inclusive of the Premises other than a transfer for security purposes only, the transferor shall be automatically relieved of any and all obligations and liabilities on the part of Landlord accruing from and after the date of such transfer other than the obligation to refund any security deposits, rebates, operating expenses or other payments or damages for which Landlord was liable or for which a claim arose during its period of ownership.

           9.        Maintenance and Repairs:

                     (a) Landlord agrees to maintain the Building and Building Complex in a first class condition consistent with the standards therefor set by similar type buildings located in the same general area as the Building. Landlord shall make all necessary repairs and replacements to the non-leasable areas of the Building, to the heating, air conditioning and electrical systems located in the Building, and to the common areas, including parking areas, and Landlord shall also make all repairs to the Premises which are structural in nature; provided, however, that Tenant shall make all repairs and replacements arising from its act, neglect or default and that of its agents, servants and employees.

                               In the event that the Landlord shall deem it necessary, or be required by any governmental authority to repair, alter, remove, reconstruct or improve any part of the Premises or of the Building (unless the same result from Tenant's act, neglect, default or mode of operation in which event Tenant shall make all such repairs, alterations and improvements), then the same shall be made by Landlord with reasonable dispatch, and should the making of such repairs, alterations or improvements cause any interference with Tenant's use


                                                               Tenant: ______

                                      11




                               of the Premises, such interference shall not relieve Tenant from the performance of its obligations hereunder.

                     (b) Tenant, at Tenant's sole cost and expense, except for services furnished by Landlord pursuant to Paragraph 7 hereof, shall maintain the Premises in good order, condition and repair, reasonable wear and tear excepted; and to the extent such items exceed Building standards, plumbing pipes, electrical wiring, switches, fixtures and other special items subject to the provisions of Paragraph 15. In the event Tenant fails to maintain the Premises in good order, condition and repair, Landlord shall give Tenant detailed written notice to do such acts as are reasonably required to so maintain the Premises. In the event Tenant fails to promptly commence such work and diligently prosecute it to completion, then Landlord shall have the right, but shall not be required, to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work. Landlord shall have no liability to Tenant for any damage, inconvenience or interference with the use of the Premises by Tenant as a result of performing any such work, other than liability for the gross negligence and wilful misconduct of Landlord, its agents or employees.

                     (c) Landlord and Tenant shall each do all acts required to comply with all applicable laws, ordinances, regulations and rules of any public authority relating to their respective maintenance obligations as set forth herein.

           10.       Alterations and Additions:

                     (a) Tenant shall make no alterations, additions or improvements to the Premises or any part thereof without obtaining the prior written consent of Landlord, which shall consent not be unreasonably withheld. Landlord may impose, as a condition to the aforesaid consent, such requirements as Landlord may deem necessary in its reasonable judgment, including without limitation the manner in which the work is done, a right to require Tenant to use Landlord's contractor and the times during which it is to be accomplished. Tenant further agrees not to connect with Building systems, including electric wires, water pipes, fire safety and mechanical systems, any apparatus, machinery or device without the prior written consent of Landlord.

                     (b) All alterations and additions to the Premises (whether performed with or without Landlord's consent as provided herein), shall be deemed a part of the real estate and the property of Landlord and shall remain upon and be surrendered with the Premises as a part thereof without molestation, disturbance or injury at the end of said term, whether by lapse of time or otherwise, unless Landlord, by notice given to Tenant no later than fifteen (15) days after Tenant's written request to install any alterations, additions or improvements after the completion of the initial improvements to the Premises by Landlord, shall require Tenant to remove all or any of such alterations or additions (excluding standard Tenant finish work and non-movable office walls), and in such event, Tenant shall promptly remove, at its sole cost and expense, such alterations and additions and restore the Premises to the condition in which the Premises were prior to the making of the same, reasonable wear and tear excepted. Any such removal, whether required or permitted by Landlord, shall be at Tenant's sole cost and expense, and Tenant shall restore the Premises to the condition in which the Premises were prior to the making of the same, reasonable wear and tear excepted. All movable partitions, trade fixtures, machines and equipment which are installed in the Premises by or for the account of Tenant, without expense to Landlord, and can be removed without permanent structural damage to or defacement of the Building or the Premises, and all furniture, furnishings and other articles of personal property owned by Tenant


                                                               Tenant: ______
                               and located in the Premises (all of which are herein called "Tenant's Property"), shall be and remain the property of Tenant and may be removed by it at any time during the term of this Lease. However, if any of Tenant's Property is removed, Tenant shall repair or pay the cost of repairing any damage to the Building or the Premises resulting from such removal. All additions or improvements which are to be surrendered with the Premises shall be surrendered with the Premises, as a part thereof, at the end of the term or the earlier termination of this Lease.

                     (c) If Landlord authorizes persons requested by Tenant to perform any alterations, repairs, modifications or additions to the Premises, then prior to the commencement of any such work, Tenant shall on request of Landlord deliver to Landlord certificates issued by insurance companies qualified to do business in the State of Michigan evidencing that Workmen's Compensation, public liability insurance and property damage insurance, all in amounts, with companies and on forms reasonably satisfactory to Landlord, are in force and effect and maintained by all such contractors and subcontractors engaged by Tenant to perform such work. All such policies shall name Landlord as an additional insured. Each such certificate shall provide that the same may not be cancelled or modified without thirty (30) days prior written notice to Landlord.

                     (d) Tenant, at its sole cost and expense, shall cause any permitted alterations, decorations, installations, additions or improvements in or about the Premises to be performed in compliance with all applicable requirements of insurance bodies having jurisdiction, and in such manner as not to interfere with, delay, or impose any additional expense upon Landlord in the construction, maintenance or operation of the Building, and so as to maintain harmonious labor relations in the Building.

           11.       Entry by Landlord:

                     Landlord and its agents shall have the right to enter the Premises at all reasonable times during normal business hours, and upon reasonable notice [at least twenty-four (24) hours prior to proposed entry, except in the event of emergency] for the purpose of examining or inspecting the same, to supply any services to be provided by Landlord for Tenant hereunder, to show the same to prospective purchasers of the Building, to make such alterations, repairs, improvements or additions to the Premises or to the Building of which they are a part as Landlord may deem necessary, and to show the same to prospective tenants of the Premises (provided that in the event of a bona fide emergency, Landlord may enter the Premises without advance notice solely for the purpose of taking emergency action). Landlord may for the purpose of supplying scheduled janitorial services, enter the Premises by means of a master key without liability to Tenant and without affecting this Lease.

           12.       Construction Liens:

                     Tenant shall pay or cause to be paid all costs for work done by Tenant or caused to be done by Tenant on the Premises of a character which will or may result in liens on Landlord's interest therein and Tenant will keep the Premises free and clear of all construction liens and other liens on account of work done for Tenant or persons claiming under it. Tenant and Landlord each hereby agree to indemnify, defend and save each other harmless of and from all liability, loss, damage, injury, costs or expenses, including reasonable attorneys' fees, incurred on account of any claims of any nature whatsoever for work performed for, or materials or supplies furnished to Tenant, including lien claims of laborers, materialmen or others. Should any such liens be filed or recorded against the Premises with respect to work done or for materials supplied to or on behalf of Tenant or any action affecting the title thereto be commenced, Tenant shall cause such liens to be removed of record within five (5) days after notice from Landlord. If Tenant desires to contest any such claim of lien, it shall furnish Landlord with adequate security of at least 125 percent (125%) of the amount of the claim, plus estimated costs and interest, and if a final judgment establishing the validity or existence of any lien for any amount is entered, Tenant shall pay and satisfy the same at once. If Tenant shall be in default in paying any

                                                               Tenant: ______

                                      13



charge for which such construction lien or suit to foreclose such a lien has been recorded or filed and shall not have given Landlord security as aforesaid, Landlord may (but without being required to do so) pay such lien or claim and any costs, and the amount so paid, together with reasonable attorneys' fees incurred in connection therewith, shall be immediately due from Tenant to Landlord.

           13.       Damage to Property, Injury to Persons:

                     (a) Tenant hereby indemnifies and agrees to hold Landlord harmless from and to defend Landlord against any and all claims of liability for any injury or damage to any person or property whatsoever occurring in, on or about the Building Complex, the Premises or any part thereof and provided that such injury or damage is caused in whole by the act, neglect, fault or omission of any duty with respect to the same by Tenant, its agents, contractors or employees. Tenant further indemnifies and agrees to hold Landlord harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of Tenant, or any of its agents, contractors or employees from and against all costs, reasonable attorneys' fees and expenses.

                               Landlord agrees to indemnify and hold Tenant harmless from and defend Tenant against any and all claims of liability for any injury or damage to any person or property whatsoever when such injury or damage is caused in part or whole by the act, neglect, fault or omission of any duty with respect to same by Landlord, its agents, contractors, employees or invitees.

                     (b) Landlord shall not be liable to Tenant for any damage by or from any act or negligence of any co-tenant or other occupant of the Building, or by any owner or occupant of adjoining or contiguous property. To the extent not covered by normal fire and extended coverage insurance, Tenant agrees to pay for all damage to the Building Complex, as well as all damage to tenants or occupants thereof, caused by Tenant's misuse or neglect of the Premises or any portion of the Building Complex.

                     (c) Neither Landlord nor its agents shall be liable for any damage to property entrusted to Landlord, its agents or employees of the building manager, if any, nor for the loss or damage to any property by theft or otherwise, nor for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, sprinkler system leakage, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place or resulting from dampness or any other cause whatsoever; provided, however, nothing contained herein shall be construed to relieve Landlord from liability for any property damage, personal injury resulting from its negligence or wilful misconduct or that of its agents, servants or employees. Landlord or its agents shall not be liable for interference with the lights, view or other incorporeal hereditaments. Landlord and Tenant shall give prompt notice mutual notice to each other in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment.

                     (d) In case any action or proceeding is brought against Landlord or Tenant by reason of any obligation on their respective parts to be performed under the terms of this Lease, or arising from any of their acts or negligence of them, respectively, or of their agents or employees, such party, upon notice from the other party shall defend the same at its expense by counsel reasonably satisfactory to the party giving such notice.

           14.       Insurance:



                                                               Tenant: ______

                                     14





                     (a) Tenant shall procure and keep in effect public liability and property damage insurance, naming the Landlord as an additional insured, with companies and in a form satisfactory to Landlord, in the sum of One Million and 00/100ths Dollars ($1,000,000.00) for damages resulting to one person, and Two Million and 00/100ths Dollars ($2,000,000.00) for damages resulting from one casualty, and Two Million and 00/100ths Dollars ($2,000,000.00) for
                               damage to property resulting from any one occurrence and shall deliver said policies or certificates to Landlord prior to initial occupancy and continuously maintain such coverage thereafter. Landlord shall have the right, upon not less than thirty (30) days' prior written notice, to raise the limits hereinabove set forth not more often than every three (3) years during the term of this Lease. Landlord may, procure the same for the account of Tenant, and the cost thereof shall be paid to Landlord upon receipt by Tenant of bills therefor.

                     (b) Tenant shall procure and maintain at its own cost during the term of this Lease and any extension hereof fire and extended coverage insurance on property of Tenant.

                     (c) Each party agrees to use its best efforts to include in each of its policies insuring against loss, damage or destruction by fire or other casualty (insuring the Building and Landlord's Property therein and rental value thereof, in the case of Landlord, and insuring Tenant's Property and business interest in the Premises [business interruption insurance] in the case of Tenant), a waiver of the insurer's right of subrogation against the other party, or if such waiver should be unobtainable or unenforceable (i) an express agreement that such policy shall not be invalidated if the insured waives the right of recovery against any party responsible for a casualty covered by the policy before the casualty, or (ii) any other form of permission for the release of the other party. If such waiver, agreement or permission shall not be, or shall cease to be, obtainable without additional charge or at all, the insured party shall so notify the other party promptly after learning thereof. In such case, if the other party shall so elect and shall pay the insurer's additional charge therefor, such waiver, agreement or permission shall be included in the policy, or the other party shall be named as an additional insured in the policy. Each such policy which shall so name a party hereto as an additional insured shall contain, if obtainable, agreements by the insurer that the policy will not be cancelled without at least thirty (30) days prior notice to both insureds and that the act or omission of one insured will not invalidate the policy as to the other insured.

                     (d) Each party hereby releases the other party with respect to any claim (including a claim for negligence) which it might otherwise have against the other party for loss, damage or destruction with respect to its property (including the Building, Building Complex, the Premises and rental value or business interruption) occurring during the term of this Lease, but only to the extent to which it is covered by insurance under a policy or policies containing a waiver of subrogation or permission to release liability or naming the other party as an additional insured as provided above.

                     (e) Any building employee to whom property shall be entrusted by or on behalf of Tenant shall be deemed to be acting as Tenant's agent with respect to such property and neither Landlord nor its agents shall be liable for any damage to the property of Tenant or others entrusted to employees of the Building, nor for the loss of or damage to any property of Tenant by theft or otherwise.

           15.       Damage or Destruction to Building:

                     (a) In the event the Premises or the Building are damaged by fire or other insured casualty and the insurance proceeds have been made available therefor by the holder or holders of any mortgages or


                                                               Tenant: ______

                                      15




                               deeds of trust covering the Building, the damage shall be repaired by and at the expense of Landlord to the extent of such insurance proceeds available therefor, provided such repairs and restoration can, in Landlord's reasonable opinion, be made within one hundred eighty (180) days after the occurrence of such damage without the payment of overtime or other premiums, and until such repairs and restoration are completed the rent shall be abated in proportion to the part of the Premises which is unusable by Tenant in the conduct of its business (but there shall be no abatement of rent by reason of any portion of the Premises being unusable for a period equal to three [3] days or less). Landlord agrees to notify Tenant within thirty (30) days after such casualty if it estimates that it will be unable to repair and restore the Premises within said one hundred eighty (180) day period. Such notice shall set forth the approximate length of time Landlord estimates will be required to complete such repairs and restoration. Notwithstanding anything to the contrary contained herein, if Landlord cannot or estimates it cannot make such repairs and restoration within said one hundred eighty
                               (180) day period, then Tenant may, by written notice to Landlord, cancel this Lease as of the date of the occurrence of such damage, provided such notice is given to Landlord within fifteen (15) days after Landlord notifies Tenant of the estimated time for completion of such repairs and restoration. Except as provided in this Paragraph 15, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business or property arising from the making of any such repairs, alterations or improvements in or to fixtures, appurtenances and equipment. Tenant understands that Landlord will not carry insurance of any kind on Tenant's furniture and furnishings or on any fixtures or equipment removable by Tenant under the provisions of this Lease, and that Landlord shall not be obligated to repair any damage thereto or replace the same. Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of improvements installed in the Premises by or for Tenant.

                     (b) In case the Building throughout shall be so injured or damaged, whether by fire or otherwise (though the Premises may not be affected, or if affected, can be repaired within said ninety (90) days) that Landlord, within sixty (60) days after the happening of such injury, shall decide not to reconstruct or rebuild the Building, then notwithstanding anything contained herein to the contrary, upon notice in writing to that effect given by Landlord to Tenant within said sixty (60) days, Tenant shall pay the rent, properly apportioned up to date of such occurrence, this Lease shall terminate from the date of delivery of said written notice, and both parties hereto shall be freed and discharged from all further obligations hereunder, provided that if usable in part Tenant may hold over at pro rata rent for upon to one hundred fifty (150) days.

           16.       Condemnation:

                     (a) If the whole of the Premises or so much thereof as to render the balance unusable by Tenant for the proper conduct of its business shall be taken under power of eminent domain or transferred under threat thereof, then this Lease, at the option of either Landlord or Tenant exercised by either party giving notice to the other of such termination within thirty
                               (30) days after such conveyance or taking possession whichever is earlier, shall forthwith cease and terminate and the rent shall be duly apportioned as of the date of such taking or conveyance. No award for any partial or entire taking shall be apportioned, and Tenant hereby assigns to Landlord any award which may be made in such taking or condemnation, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof; provided, however, that nothing contained herein shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any award made to Tenant for the


                                                               Tenant: ______

                                      16




                               taking of personal property and fixtures belonging to Tenant and/or for expenses of moving to a new location or for Tenant's interest in the leasehold estate. In the event of a partial taking which does not result in a termination of this Lease, rent shall be reduced in proportion to the reduction in the size of the premises so taken and this Lease shall be modified accordingly. Promptly after obtaining knowledge thereof, Landlord or Tenant, as the case may be, shall notify the other of any pending or threatened condemnation or taking affecting the Premises or the Building.

                     (b) If all or any portion of the Premises shall be condemned or taken for governmental occupancy for less than ninety (90) days, this Lease shall not terminate and Tenant shall be entitled to receive the entire award therefor (whether paid as damages, rent or otherwise) unless the period of governmental occupancy extends beyond the expiration of this Lease, in which case Landlord shall be entitled to such part of such award as shall be properly allocable to the cost of restoration of the Premises to the extent any such award is specifically made for such purpose, and the balance of such award shall be apportioned between Landlord and Tenant as of the date of such expiration. If the termination of such governmental occupancy is prior to the expiration of this Lease, Tenant shall, to the extent an award has been made for such purpose, restore the premises as nearly as possible to the condition in which they were prior to the condemnation or taking.

           17.       Assignment and Subletting:

                     Tenant covenants not to assign or transfer this Lease or hypothecate, or mortgage the same or sublet the Premises or any part thereof or use or permit them to be used for any purpose other than above-mentioned, without the consent of Landlord.

                     Notwithstanding anything to the contrary hereinabove contained, it is hereby agreed that Landlord shall not be deemed to have unreasonably withheld its consent if Landlord refuses to consent to a proposed assignment or subletting of the Premises or any portion thereof for use by the proposed assignee or subtenant: (i) as an office furnishing drug, alcohol or similar counselling services; (ii) as an office of any governmental agency (including, without limitation, social service agency); or (iii) for any purpose which is not consistent with the then existing tenant mix in the building.

                     Notwithstanding the above, Tenant shall have the right
(i) to assign or sublet to any entity which is a subsidiary or affiliate of Tenant or which Tenant merges with or into; or (ii) to sublet approximately four thousand (4,000) rentable square feet to users approved by Tenant, without Landlord's approval.

           18.       Estoppel Certificate:

                     Tenant further agrees at any time and from time to time, on or before ten (10) days after written request by Landlord, to execute, acknowledge and deliver to Landlord an estoppel certificate certifying (to the extent it believes the same to be true) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified, and stating the modifications), that there have been no defaults thereunder by Landlord or Tenant (or if there have been defaults, setting forth the nature thereof), and the date to which the rent and other charges have been paid, if any, it being intended that any such statement delivered pursuant to this Paragraph may be relied upon by any prospective purchaser of all or any portion of Landlord's interest herein, or a holder of any mortgage encumbering any portion of the Building Complex. Tenant's failure to deliver such statement within such time shall be a default under this Lease and shall be conclusive upon Tenant that:

                     (a) This Lease is in full force and effect without
                         modification except as may be represented by Landlord;

                     (b) There are no uncured defaults in Landlord's
                         performance;

                     (c) Not more than one (1) month's rent has been paid in
                         advance; and

                                                               Tenant: ______

                                      17




                     (d) The amount of any security deposit paid to, and held
                         by, Landlord.

           19.       Default:

                     (a) The following events (herein referred to as an
                         "event of default") shall constitute defaults of Tenant hereunder:

                               (1) Tenant shall default in the due and punctual payment of rent, or any other amounts payable hereunder, and such default shall continue for ten (10) days after receipt of written notice from Landlord;

                               (2) This Lease or the estate of Tenant hereunder shall be transferred to or shall pass to or devolve upon any other person or party in violation of this Lease, except with respect to an assignment of subletting permitted under
                                          Paragraph 17 above, or except as
                                          permitted herein;

                               (3)        This Lease or the Premises or any
                                          part thereof shall be taken upon
                                          execution or by other process of
                                          law directed against Tenant, or
                                          shall be taken upon or subject to
                                          any attachment at the instance of
                                          any creditor or claimant against
                                          Tenant, and said attachment shall
                                          not be discharged or disposed of
                                          within sixty (60) days after the
                                          levy thereof;

                               (4)        Tenant shall file a petition in
                                          bankruptcy or insolvency or for
                                          reorganization or arrangement under
                                          the bankruptcy laws of the United
                                          States or under any insolvency act
                                          of any state, or shall voluntarily
                                          take advantage of any such law or
                                          act by answer or otherwise, or
                                          shall be dissolved or shall make an
                                          assignment for the benefit of
                                          creditors, unless such action will
                                          permit Tenant to continue
                                          performance of this Lease;

                               (5)        Involuntary proceedings under any
                                          such bankruptcy law or insolvency
                                          act or for the dissolution of
                                          Tenant shall be instituted against
                                          Tenant, or a receiver or trustee
                                          shall be appointed of all or
                                          substantially all of the property
                                          of Tenant, and such proceeding
                                          shall not be dismissed or such
                                          receivership or trusteeship vacated
                                          within ninety (90) days after such
                                          institution or appointment unless
                                          such action will permit Tenant to
                                          continue performance of this Lease;

                               (6)        Tenant shall fail to take
                                          possession of the Premises within
                                          ninety (90) days of the
                                          Commencement Date;

                               (7)        Tenant shall abandon the Premises
                                          for sixty (60) consecutive days;
                                          and

                               (8) Tenant shall fail to perform any of the other agreements, terms, covenants or conditions hereof on Tenant's part to be performed, and such non-performance shall continue for a period of thirty (30) days after notice thereof by Landlord to Tenant, or if such performance cannot be reasonably had within such thirty (30) day period, Tenant shall not in good faith have commenced such performance with such thirty (30) day period and shall not diligently proceed therewith to completion.

                     (b) Upon the occurrence of an event of default, Landlord shall have the right, at its election, then or at any time thereafter and while any such event of default shall continue, either:

                               (1)        To give Tenant written notice of
                                          Landlord's intention to terminate
                                          this Lease on the date of such
                                          given notice or on any later date
                                          specified therein, whereupon on the
                                          date


                                                               Tenant: ______

                                      18




                                          specified in such notice, Tenant's
                                          right to possession of the Premises
                                          shall cease and this Lease shall
                                          thereupon be terminated, except as
                                          to Tenant's liability, as if the
                                          expiration of the term fixed in
                                          such notice were the end of the
                                          term herein originally demised; or

                               (2) To re-enter and take possession of the Premises or any part thereof, and repossess the same as
                                          Landlord's former estate and expel
                                          Tenant and those claiming through
                                          or under Tenant, and remove the
                                          effects of both or either, using
                                          such force for such purposes as may
                                          be reasonably necessary, without
                                          being liable for prosecution
                                          thereof, without being deemed
                                          guilty of any manner of trespass,
                                          and without prejudice to any
                                          remedies for arrears of rent or
                                          preceding breach of covenants or
                                          conditions. Should Landlord elect
                                          to re-enter as provided in this
                                          Paragraph 19(b)(2) or should
                                          Landlord take possession pursuant
                                          to legal proceedings or pursuant to
                                          any notice provided for by law,
                                          Landlord may, from time to time,
                                          without terminating this Lease,
                                          relet the Premises or any part
                                          thereof in Landlord's or Tenant's
                                          name, but for the account of
                                          Tenant, for such term or terms
                                          (which may be greater or less than
                                          the period which would otherwise
                                          have constituted the balance of the
                                          term of this Lease) and on such
                                          conditions and upon such other
                                          terms (which may include
                                          concessions of free rent and
                                          alteration and repair of the
                                          Premises) as Landlord, in its sole
                                          discretion, may determine, and
                                          Landlord may collect and receive
                                          the rents therefor. Landlord shall
                                          in no way be responsible or liable
                                          for any failure to relet the
                                          Premises, or any part thereof, or
                                          for any failure to collect any rent
                                          due upon such reletting. No such
                                          re-entry or taking possession of
                                          the Premises by Landlord shall be
                                          construed as an election on
                                          Landlord's part to terminate this
                                          Lease unless a written notice of
                                          such intention be given to Tenant.
                                          No notice from Landlord hereunder
                                          or under a forcible entry and
                                          detainer statute or similar law
                                          shall constitute an election by
                                          Landlord to terminate this Lease
                                          unless such notice specifically so
                                          states. Landlord reserves the right
                                          following any such re-entry and/or
                                          reletting to exercise its right to
                                          terminate this Lease by giving
                                          Tenant such written notice, in
                                          which event this Lease will
                                          terminate as specified in said
                                          notice.

                                          Notwithstanding anything to the
                                          contrary hereinabove contained, it
                                          is understood and agreed that
                                          Landlord shall use its best efforts
                                          to mitigate any damages caused by
                                          an event of default by Tenant on a
                                          commercially reasonable basis;
                                          provided, however, Landlord shall
                                          not be obligated to prefer the
                                          Premises in any reletting to other
                                          vacant premises in the Building.

                               (c) In the event that Landlord does not elect to terminate this Lease as permitted in Paragraph 19(b)(1) hereof, but on the contrary, elects to take possession as provided in Paragraph 19(b)(2), Tenant shall pay to Landlord: (i) the rent and other sums as herein provided, which would be payable hereunder if such repossession had not occurred, less (ii) the net proceeds, if any, of any reletting of the Premises after deducting all Landlord's expenses in connection with such reletting, including, but without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, expenses of employees, alteration and repair costs and expenses of preparation for such reletting. If, in connection with any reletting, the new lease term extends beyond the existing term, or the premises covered thereby include other premises not part of the Premises, a fair apportionment of the rent received from such reletting and the expenses incurred in connection therewith as provided aforesaid will be made in determining the net proceeds from such reletting.


                                                               Tenant: ______

                                      19






                     (d) In the event this Lease is terminated, Landlord shall be entitled to recover forthwith against Tenant as damages for loss of the bargain and not as a penalty, an aggregate sum which, at the time of such termination of this Lease, represents the excess, if any, of the aggregate of the rent and all other sums payable by Tenant hereunder that would have accrued for the balance of the term over the aggregate rental value of the Premises (such rental value to be computed on the basis of a tenant paying not only a rent to Landlord for the use and occupation of the Premises, but also such other charges as are required to be paid by Tenant under the terms of this Lease) for the balance of such term, both discounted to present worth at the rate of 10 percent (10%) per annum.

                     (e) Suit or suits for the recovery of the amounts and damages set forth above may be brought by Landlord, from time to time, at Landlord's election and nothing herein shall be deemed to require Landlord to await the date whereon this Lease or the term hereof would have expired by limitation had there been no such default by Tenant or no such termination, as the case may be. Each right and remedy provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise, including, but not limited to, suits for injunctive relief and specific performance. The exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Landlord of any and all other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise. All costs incurred by Landlord in connection with collecting any amounts and damages owing by Tenant pursuant to the provisions of this Lease or to enforce any provision of this Lease, including reasonable attorneys' fees from the date any such matter is turned over to an attorney, shall also be recoverable by Landlord from Tenant.

                     (f) No failure by Landlord to insist upon the strict performance of any agreement, term, covenant or condition hereof or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach of such agreement, term, covenant or condition. No agreement, term, covenant or condition hereof to be performed or complied with by Tenant, and no breach thereof, shall be waived, altered or modified except by written instrument executed by Landlord. No waiver of any breach shall affect or alter this Lease, but each and every agreement, term, covenant and condition hereof shall continue in full force and effect with respect to any other then existing or subsequent breach thereof. Notwithstanding any unilateral termination of this Lease, this Lease shall continue in force and effect as to any provisions hereof which require observance or performance of Landlord or Tenant subsequent to termination.

                     (g) Any amounts paid by either party to cure any defaults of the other hereunder, shall, if not repaid by the other party within ten (10) days of demand by the party paying such amount, thereafter bear interest at the rate of two percent (2%) above the prime rate as established by the First of America Bank - Detroit, N.A., or as quoted in the Wall Street Journal, whichever is higher, until paid.

                     (h) Landlord and Tenant hereby acknowledge that a subsidiary of Tenant, Michigan Heritage Bank, a Michigan financial corporation, has entered into a lease with Landlord covering other Premises in the Building (the "Subsidiary Lease"). The parties agree that any default by the tenant under the Subsidiary Lease, shall constitute an event of default under this Lease entitling Landlord to exercise all remedies


                                                               Tenant: ______

                                      20




                               available to Landlord in the event of default hereunder as if Tenant had committed an event of default hereunder.

           20.       Completion of Premises:

                     (a) Landlord has agreed to complete the Premises as more fully set forth in plans and specifications to be prepared by Landlord and approved by Tenant. In connection with the completion of the Premises, Landlord shall contribute the sum of $27.50 per rentable square foot in connection with the installation of: (i) suite entrance door; (ii) partitions; (iii) interior doors; (iv) ceiling treatment; (v) wall treatment; (vi) window covering treatment; (vii) floor treatment;
                               (viii) light fixtures; (ix) light switches;
                               (x) electrical wall outlets; (xi) telephone outlets; (xii) sound conditioning; and (xiii) any other improvements over and above, and alterations to, the standard building shell necessary to prepare the Premises for Tenant's occupancy. In the event, Tenant does not utilize the entire contribution available from Landlord, the amount not used by Tenant shall be a credit against rent and other charges owed by Tenant under this Lease. In any event, Landlord shall not have any obligation for the repair or replacement of any portions of the interior of the Premises which are damaged or wear out during the term hereof, regardless of the cause therefor, including, but not limited to, carpeting, draperies, window coverings, wall coverings, painting or any of Tenant's Property or betterments in the Premises, except as otherwise specifically set forth in this Lease. Except as otherwise provided in Paragraph 3 of this Lease, the postponement of rent and extension of the Commencement Date as herein provided for such period shall be in full settlement for all claims which Tenant might have. If Tenant wishes to take possession of all or any part of the Premises prior to the date the Premises are Ready for Occupancy, it must first secure the prior written consent of Landlord, and in such event, all terms and provisions of this Lease shall apply. "Ready for Occupancy" as that term is used herein shall mean the date when all major construction aspects of the Premises to be performed by Landlord to the extent set forth in the approved plans and specifications, are completed although minor items are not completed (including, but not limited to, touch-up plastering or repainting which does not unreasonably interfere with Tenant's ability to carry on its business in the Premises), all common areas and lobbies are finished in accordance with building standards, interior and exterior lighting installed, parking lot and covered parking areas completed and striped and construction equipment and refuse containers used in conjunction with the construction are removed, and HVAC has been tested and fully functional. The certificate of the architect (or other representative of Landlord) in charge of supervising the completion of the Premises and the issuance of a temporary certificate of occupancy shall control the date upon which the Premises are Ready for Occupancy.

                     (b) Tenant shall be permitted to enter into the Premises for the purpose of installing furniture, fixtures and equipment and other leasehold improvements, including, but not limited to wall and floor coverings, millwork and draperies, subject to the terms of any prior written approval given by Landlord therefor (which approval shall not be unreasonably withheld), prior to the Commencement Date at its sole risk and with no obligation to pay rent and provided that such entry and work do not unreasonably interfere in any way with the performance of Landlord's work. At any time during such period of prior entry, if Landlord notifies Tenant that Tenant's entry or work is interfering with or delaying the performance of work to be performed by Landlord, Tenant shall forthwith discontinue any further work and shall remove from the Premises, and shall cause its workmen or contractors to remove therefrom, any equipment, materials or installations which are the subject of Landlord's notice.

                     (c) In the event that this Lease provides that Landlord shall cause any


                                                               Tenant: ______

                                      21



                               work to be performed in the Premises for Tenant, then the cost of such work shall be paid by Tenant on or before the tenth (10th) day after receipt of an invoice from Landlord for such completed job.

                     (d)       At or before the commencement of the eleventh
                               (11th) year of the Primary Lease Term,
                               Landlord shall make available to Tenant a renovation and remodeling allowance in an amount equal to the product obtained by multiplying the total number of rentable square feet then occupied by Tenant in the Building by Five Dollars ($5.00). Said amount shall be disbursed by Landlord to Tenant upon presentation to Landlord of proof of payment for all alterations and renovations made by Tenant at or about said time.


           21.       Removal of Tenant's Property:

                     All movable furniture and personal effects of Tenant not removed from the Premises within sixty (60) days after the vacation or abandonment thereof or upon the termination of this Lease for any cause whatsoever shall conclusively be deemed to have been abandoned and may be appropriated, sold, stored, destroyed or otherwise disposed of by Landlord without notice to Tenant and without obligation to account therefor, and Tenant shall pay Landlord for all expenses incurred in connection with the disposition of such property.

           22.       Holding Over:

                     Should Tenant, with Landlord's written consent, hold over after the termination of this Lease, Tenant shall become a tenant from month to month only upon each and all of the terms herein provided as may be applicable to such month to month tenancy and any such holding over shall not constitute an extension of this Lease. During such holding over, Tenant shall pay rent equal to 125 percent (125%) of the last monthly rental rate and the other monetary charges as provided herein. Such tenancy shall continue until terminated by Landlord or Tenant by a written notice of its intention to terminate such tenancy given at least ten (10) days prior to the date of termination of such monthly tenancy.

           23.       Parking Areas:

                     Tenant, its employees, agents and visitors agree to obey and abide by all rules and regulations established, modified and amended from time to time by Landlord for the safety, protection, cleanliness and preservation of order in connection with such parking ingress and egress and other automobile and pedestrian use of the Building Complex. Except as otherwise provided below with respect to customers of Tenant, Landlord reserves the right to specifically assign and reassign from time to time any and all of said parking spaces among the tenants of the Building in any manner in which Landlord deems reasonable, in Landlord's sole judgment and opinion or to allow the reservation of parking spaces for the specific use of designated tenants of the Building. Landlord shall not be responsible to Tenant, its employees, agents or visitors for violations by any other tenant, visitor or user of said parking facilities of said rules and regulations or assignment of spaces, nor shall Landlord have any obligation to police the unauthorized use of any such parking spaces. Tenant shall have the right to utilize, at no additional expense, four (4) covered parking spaces at the Building for the exclusive use of Tenant's employees. In no event shall Landlord be responsible for policing the unauthorized use of Tenant's spaces.

           24.       Surrender and Notice:

                     Upon the expiration or earlier termination of this Lease, Tenant shall promptly quit and surrender to Landlord the Premises broom clean, in good order and condition, ordinary wear and tear excepted, and Tenant shall remove all of its movable furniture and other effects and such alterations, additions and improvements as Landlord shall require Tenant to remove pursuant to Paragraph 10. In the event Tenant fails to vacate the Premises on a timely basis as required, Tenant shall be responsible to Landlord for all costs incurred by Landlord as a result of such failure, including, but not limited to, any amounts required to be paid to third parties who were to have occupied the Premises.


                                                               Tenant: ______

                                      22






           25.       Acceptance of Premises by Tenant:

                     Taking possession of the Premises by Tenant shall be conclusive evidence as against Tenant that the Premises were in the condition agreed upon between Landlord and Tenant, and acknowledgment of satisfactory completion of the fix-up work which Landlord has agreed in writing to perform, except as otherwise set forth herein or as stated in a written punch list delivered to Landlord within twenty (20) days after the Commencement Date.

           26.       Subordination and Attornment:

                     (a) This Lease, and all rights of Tenant hereunder, are and shall be subject and subordinate in all respect to all present and future ground leases, overriding leases and underlying leases and/or grants of term of the land and/or the Building or the Building Complex now or hereafter existing and to all mortgages, deeds of trust and building loan agreements, including leasehold mortgages, deeds of trust and building loan agreements, which may now or hereafter affect the Building or the Building Complex or any of such leases, whether or not such mortgages or deeds of trust shall also cover other lands or buildings, to each and every advance made or hereafter to be made under such mortgages or deeds of trust, and to all renewals, modifications, replacements and extensions of such leases and such mortgages or deeds of trust. This Paragraph shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall promptly execute and deliver any instrument, in recordable form if required, that Landlord, the lessor of any such lease or the holder of any such mortgage or deed of trust, or any of their respective successors in interest may reasonably request to evidence such subordination. The leases to which this Lease is, at the time referred to, subject and subordinate pursuant to this Paragraph are hereinafter sometimes called "superior lease" and the mortgages or deeds of trust to which this Lease is, at the time referred to, subject and subordinate are hereinafter sometimes called "superior mortgages". The lessor of a superior lease or the beneficiary of a superior mortgage or their successors in interest are hereinafter sometimes collectively referred to as a "superior party".

                     (b) Tenant shall take no steps to terminate this Lease, without giving written notice to such superior party, and a reasonable opportunity to cure (without such superior party being obligated to cure), any default on the part of Landlord under this Lease, provided that Tenant has been given written notice of the name and address of any such superior party.

                     (c) In the event any proceedings are brought for the foreclosure of, or in the event of the conveyance by deed in lieu of foreclosure of, or in the event of the exercise of the power of sale under, any superior mortgage, Tenant hereby attorns to, and covenants and agrees to execute an instrument in writing reasonably satisfactory to the new owner whereby Tenant attorns to, such successor in interest and recognizes such successor as the Landlord under this Lease.

                     (d) If, in connection with the procurement, continuation or renewal of any financing for which the Building or the Building Complex, or of which the interest of the lessee therein under a superior lease, represents collateral in whole or in part, an institutional lender shall request reasonable modifications of this Lease as a condition of such financing, Tenant will not unreasonably withhold its consent thereto provided that such modifications do not increase the obligations of Tenant under this Lease or adversely affect any rights of Tenant or decrease the obligations of Landlord under this Lease.

                     (e) So long as Tenant is not in default under this Lease, Landlord agrees to obtain a non-disturbance agreement from any superior party.



                                                               Tenant: ______

                                      23




           27.       Payments after Termination:

                     No payments of money by Tenant to Landlord after the termination of this Lease, in any manner, or after giving of any notice (other than a demand for payment of money) by Landlord to Tenant, shall reinstate, continue or extend the term of this Lease or affect any notice given to Tenant prior to the payment of such money, it being agreed that after the service of notice of the commencement of a suit or other final judgment granting Landlord possession of the Premises, Landlord may receive and collect any sums of rent due, or any other sums of money due under the terms of this Lease or otherwise exercise its rights and remedies hereunder. The payment of such sums of money, whether as rent or otherwise, shall not waive said notice or in any manner affect any pending suit or judgment theretofore obtained.

           28.       Authorities for Action and Notice:

                     (a) Except as herein otherwise provided, Landlord may act in any matter provided for herein by its building manager or any other person who shall from time to time be designated in writing.

                     (b) All notices or demands required or permitted to be given to Landlord hereunder shall be in writing, and shall be deemed duly served when received, if hand delivered, or five (5) days after deposited in the United States mail, with proper postage prepaid, certified or registered, return receipt requested, addressed to Landlord at its principal office in the Building, or at the most recent address of which Landlord has notified Tenant in writing. All notices or demands required to be given to Tenant hereunder shall be in writing, and shall be deemed duly served when received if hand delivered or within five (5) days after deposited in the United States mail, with proper postage prepaid, certified or registered, return receipt requested, addressed to Tenant at its principal office in the Building. Either party shall have the right to designate a different address to which notice is to be mailed by serving on the other party a written notice in the manner hereinabove provided.

           29.       Security Deposit:  [Intentionally Omitted]


           30.       Liability of Landlord:

                     Tenant shall look only to Landlord's estate and interest in the Building (or to the proceeds thereof) for the satisfaction of Tenant's remedies for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord under this Lease, and no other property or other assets of Landlord shall be subject to levy, execution or other enforcement, procedure for the satisfaction of Tenant's remedies under or with respect to this Lease and neither Landlord nor any of the partners comprising the partnership which is the Landlord herein, shall be liable for any deficiency. Nothing contained in this Paragraph shall be construed to permit Tenant to offset against rents due a successor landlord, a judgment (or other judicial process) requiring the payment of money by reason of any default of a prior landlord, except as otherwise specifically set forth herein.

           31.       Brokerage:

                     Landlord agrees to be responsible for any fee or brokerage commission due to Kirco Management Services, Ltd. in connection with the execution of this Lease. Tenant agrees to be responsible for any fee or brokerage commission due to Colliers Trerice Tosto in connection with the execution of this Lease. Landlord and Tenant each hereby agree to indemnify and hold the other harmless of and from any and all loss, cost, damage or expense (including, without limitation, all counsel fees and disbursements) by reason of any claim of or liability to any other broker claiming through it and arising out of or in connection with the execution and delivery of this Lease. In the event any claim shall be made by any other broker who shall claim to have negotiated this Lease on behalf of Tenant or to have introduced Tenant to the Building or to Landlord, Tenant shall have the right to defend any such action by counsel to be selected by Tenant and approved by



                                                               Tenant: ______

                                      24




Landlord, which approval shall not be unreasonably withheld, and in the event such broker shall be successful in any such action, Tenant shall, in addition to making payment of the claim of such broker, be responsible for all counsel fees incurred in such action. Landlord agrees to be responsible for any fee or commission due to Kirco Management Service, Ltd., with respect to the execution of this Lease and Tenant agrees to be responsible for any fee or commission due to Trerice Tosto, with respect to the execution of this Lease.

           32.       Signage:

                     Tenant shall have the right to be the only tenant identified on the exterior of the Building in an area not more than thirty
(30) square feet. The design, wording, location and manner of attachment of Tenant's exterior building sign shall be subject to Landlord's prior written approval and Tenant shall be responsible for obtaining, at Tenant's sole cost and expense, all municipal approvals required therefor. In addition, in the event Landlord installs a monument sign at the Building Complex and allows more than one tenant of the Building to be identified thereon, then Tenant also shall be entitled to be identified thereon on the same terms and conditions as are applicable to the other tenants. Except as provided above, no other sign, advertisement or notice shall be inscribed, painted or affixed on any part of the inside or outside of the Building unless of such color, size and style and in such place upon or in the Building, as shall be first designated by Landlord, but there shall be no obligation or duty on Landlord to allow any sign, advertisement or notice to be inscribed, painted or affixed on any part of the inside or outside of the Building. A directory in a conspicuous place, with the names of Tenant, not to exceed two names per 1,000 square feet of space contained in the Premises, shall be provided by Landlord. Any necessary revision to such directory shall be made by Landlord at Tenant's expense, within a reasonable time after notice from Tenant of the change making the revision necessary. Landlord shall have the right to remove all non-permitted signs without notice to Tenant, and at the expense of Tenant.

           33.       Name of Building Project:

                     Landlord hereby reserves the right, at any time and from time to time, without notice to Tenant, to name of the Building or thereafter change the Building name, at Landlord's sole discretion.

           34.       Measurement of Premises:

                     The rentable square footage of the Premises, as stated in Paragraph 1 hereof, shall be determined by the Building architect and is subject to final construction documents and actual measurement of the Premises by the Building architect. All measurements shall be made in accordance with the American National Standard, Method for Measuring Floor Area in Office Buildings, ANSI Z65.1 - 1990, also known as the "BOMA Standard", applied on a building wide, fully multi-tenant basis. The Base Rent and other charges due hereunder shall be adjusted based upon such measurement by the Building architect.

           35.       Miscellaneous:

                     (a) The rules and regulations attached hereto and marked Exhibit "B", as well as such rules and regulations as may hereafter be adopted by Landlord for the safety, care and cleanliness of the Premises and the Building and the preservation of good order thereon, are hereby expressly made a part hereof, and Tenant agrees to obey all such rules and regulations. The violation of any of such rules and regulations by Tenant shall be deemed a breach of this Lease by Tenant affording Landlord all the remedies set forth herein. Landlord shall not be responsible to Tenant for the nonperformance by any other tenant or occupant of the Building of any of said rules and regulations. Notwithstanding the provisions of this Paragraph 35, Landlord agrees that it will not change or modify the rules and regulations or adopt new rules and regulations as to: (i) diminish or otherwise reduce the specific obligations of Landlord to perform under the terms and conditions of this Lease or (ii) interfere with Tenant's use and enjoyment of the Premises, or (iii) interfere with the conduct of Tenant's normal business.



                                                               Tenant: ______

                                      25




                     (b) The term "Landlord", as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners of the Building at the time in question, and in the event of any transfer or transfers of the title thereto, Landlord herein named (and in the case of any subsequent transfers or conveyances, the then grantor) shall be automatically released from and after the date of such transfer or conveyance of all liability in respect to the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed and relating to events occurring thereafter; provided that any funds in the hands of Landlord or the then grantor at the time of such transfer in which Tenant has an interest shall be turned over to the grantee, and any amount then due and payable to Tenant by Landlord or the then grantor under any provisions of this Lease shall be paid to Tenant.

                     (c) If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable, provided such addition does not increase or decrease the obligations of or derogate from the rights or powers of either Landlord or Tenant.

                     (d) The captions of each paragraph are added as a matter of convenience only and shall be considered of no effect in the construction of any provision or provisions of this Lease.

                     (e) Except as herein specifically set forth, all terms, conditions and covenants to be observed and performed by the parties hereto shall be applicable to and binding upon their respective heirs, administrators, executors and assigns. The terms, conditions and covenants hereof shall also be considered to be covenants running with the land.

                     (f) If there is more than one entity or person which or who are the Tenants under this Lease, the obligations imposed upon Tenant under this Lease shall be joint and several.

                     (g) No act or thing done by Landlord or Landlord's agent during the term hereof, including, but not limited to, any agreement to accept surrender of the Premises or to amend or modify this Lease, shall be deemed to be binding upon Landlord unless such act or things shall be by an officer of Landlord or a party designated in writing by Landlord as so authorized to act. The delivery of keys to Landlord, or Landlord's agent, employees or officers shall not operate as a termination of this Lease or a surrender of the premises. No payment by Tenant, or receipt by Landlord, of a lesser amount than the monthly rent herein stipulated, shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any such, or payment as rent, be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy available to Landlord.

                     (h) Landlord shall have the right to construct other buildings or improvements in any plaza, or other area designated by Landlord for use by tenants or to change the location, character, or make alterations of, or additions to, any of said plazas, or other areas.


                                                               Tenant: ______

                                      26






                     (i) Tenant acknowledges and agrees that it has not relied upon any statements, representations, agreements or warranties except such as are expressed in this Lease.

                     (j)       Time is of the essence hereof.

                     (k) Tenant represents to Landlord that the party executing this Lease is authorized to do so by requisite action of the Board of Directors, or partners, as the case may be, and agree upon request to deliver to each other a resolution or similar document to that effect.

                     (l) This Lease shall be governed by and construed in accordance with the laws of the State of Michigan.

                     (m) This Lease, together with the Addendum and Exhibits attached hereto, contains the entire agreement of the parties and may not be amended or modified in any manner except by an instrument in writing signed by both parties.

           36.       Governmental Approvals/Landlord:

                     The parties acknowledge and agree that this Lease is contingent upon Landlord obtaining from the City of Farmington Hills: (i) rezoning of a portion of the Building Complex; and (ii) site plan approval for the development of the Building and related improvements from the City of Farmington Hills on or before September 30, 1998. In the event Landlord is unable to obtain such rezoning and/or site plan approval before the aforesaid date, Landlord shall have the right to terminate this Lease by notifying Tenant in writing of such election. In the event of any such election by Landlord, this Lease shall cease and terminate and the parties shall thereafter have no further right or responsibility hereunder.

           37.       Governmental Approvals/Tenant:

                     The parties acknowledge and agree that this Lease is contingent upon Tenant obtaining all federal and state approvals for the relocation of its headquarters to the Building on or before the sixtieth
(60th) day after the date of execution hereof. In the event Tenant is unable to obtain such approvals before the aforesaid date, Tenant shall have the right to terminate this Lease by notifying Landlord in writing of such election. In the event of any such election by Tenant, this Lease shall cease and terminate and the parties shall thereafter have no further right or responsibility hereunder.

           38.       Landlord's Warranty:

                     Landlord warrants to Tenant that the Building Complex and all equipment utilized in its operation, including, but not limited to, heating, ventilation and air conditioning systems, elevators, security systems, alarms, electrical, lighting sprinkler and fire safety equipment, plumbing and metering systems, as well as all systems used by the management company with respect to the accounting for rent and operating expenses, and all associated and related hardware, software, and firmware, (including any substitutions, modifications and replacements therefor) ("Listed Items") installed in or on the Building Complex or used by Landlord, its agents and employees in the operation of the Building Complex, shall be able to accurately process date related data (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the year 1999 and the year 2000, including leap year calculations, when used in accordance with the documentation provided by the manufacturer thereof and when used in combination with other Listed Items shall properly exchange date related data with it.

                     If the operation of the Building Complex requires that the Listed Items must perform as a system in accordance with the foregoing warranty, then that warranty shall apply to those Listed Items as a system. The duration of this warranty and the remedies available to the Tenant for breach of this warranty shall be for the term of this Lease and any extensions, including substitutions and replacements therefor.

                     Prior to the Commencement Date of this Lease, Landlord shall or cause a vendor to perform a demonstration test in the presence of Tenant and, if requested,



                                                               Tenant: ______

                                      27





federal or state financial institution personnel ("Regulator") to confirm that each Listed Item complies with this clause. If the Item does not comply, it will not be accepted. If the Tenant or Regulator decides it is not practicable for Landlord to perform the demonstration test, Landlord will instead, within five (5) business days of delivery, provide a certificate to the Tenant stating that the purchased Items comply with this clause. If the certificate is not received, acceptance of the Items will be revoked. If non-compliance with the clause is discovered at any time after acceptance but before February 1, 2001, the remedies available to the Tenant under this warranty shall include repair, replacement or reimbursement for reprocurement of an acceptable replacement Item including the full costs of the Item itself, and all costs associated with such repair, replacement or reprocurement shall be borne by the Landlord and shall not be deemed an Operating Expense which is subject to reimbursement by the Tenant. Nothing in this warranty shall be construed to limit any rights or remedies the Tenant may otherwise have under this Lease with respect to defects other than Year 2000 performance.



           IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease the day and year first above written.

In the Presence of:                               RONTAL INVESTMENT COMPANY,
                                             a Michigan co-partnership

                                                         /s/ Eugene Rontal

 /s/ Laurence E. Winokur                          By:    /s/ Michael Rontal
------------------------                               ----------------------

___________________ Its:      Partner
                                                                     LANDLORD

                                                  MICHIGAN HERITAGE BANCORP,
                                                  a Michigan corporation


 /s/ Debra A. Steadman                            By: /s/ Anthony S. Albanese
------------------------                              -----------------------


___________________ Its:      President
                              -------------------

                                                               Tenant: ______

                                      28




                                 EXHIBIT "B"

                            RULES AND REGULATIONS



ATTACHED TO AND MADE A PART OF LEASE, DATED AUGUST 31 , 1998, BY AND BETWEEN RONTAL INVESTMENT COMPANY, A MICHIGAN CO-PARTNERSHIP, AS LANDLORD, AND MICHIGAN HERITAGE BANCORP, A MICHIGAN CORPORATION, AS TENANT. TENANT AGREES TO ITSELF, ITS EMPLOYEES AND AGENTS TO COMPLY FULLY WITH THE FOLLOWING RULES AND REGULATIONS AND WITH SUCH REASONABLE MODIFICATIONS THEREOF AND ADDITIONS THERETO AS LANDLORD MAY MAKE FOR THE BUILDING:

-----------------------------------------------------------------------------


           1. No sign, picture, lettering, notice or advertisement of any kind shall be painted or displayed on or from the windows, doors, roof, or outside walls of the Building. All of Tenant's interior signs, sign painting or lettering shall be done in a manner approved by Landlord, and the cost thereof shall be paid by Tenant. In the event of the violation of the foregoing by Tenant, Landlord may remove same without any liability and may charge the expense incurred for such removal to Tenant.

           2. Tenant shall not use the name of the Building for any purpose other than that of the business address of Tenant. Tenant agrees that Landlord may assign a name to the Building and/or change the name of the Building at Landlord's option.

           3. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors, or halls shall not be obstructed or encumbered by any tenant or used for any purpose other than ingress and egress to and from the Leased Premises.

           4. No curtains, blinds, shades, screens, awnings, or other projections shall be attached to or hung in, or used in connection with, any window or door of the Leased Premises or outside wall of the Building without the prior written consent of the Landlord, nor shall Tenant place objects against glass partitions, doors or windows which would be unsightly from the Building's corridors, or from the exterior of the Building.

           5. Any carpeting cemented down shall be installed with a releasable adhesive.

           6. No animals or pets or bicycles or other vehicles shall be brought or permitted to be in the Building or the Leased Premises.

           7. The water and wash closets and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damage resulting from any misuse of the fixtures shall be borne by the Tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same. Tenant shall not waste electricity, water or air conditioning, and shall cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning. Tenant shall not adjust any controls other than room thermostats installed for Tenant's use. Tenant shall not tie, wedge or otherwise fasten open any water faucet or outlet. Tenant shall keep all corridor doors closed.

           8. No tenant shall mark, paint, drill into, or in any way deface any part of the Building not within the Premises.

           9. Tenant shall not cause or permit unusual or objectionable odor to be produced upon or permeate from the Premises, including duplicating or printing equipment emitting noxious fumes. Tenant shall not allow any cooking on the Leased Premises, except for microwave ovens in the employee areas. Tenant shall not disturb any occupants of this or neighboring buildings or premises by the use of any musical instruments, loudspeakers, or by any unseemingly or disturbing noise.

           10. No tenant shall throw anything out of the door, windows, or down any

                                   EXHIBIT "B"                    Page 1 of 3




passageways or elevator shafts.

           11. Vending machines will not be permitted to be installed except for exclusive use of employees by anyone but the Landlord.

           12. Canvassing, soliciting, and peddling in the Building is prohibited and each tenant shall cooperate to prevent the same.

           13. No additional locks or bolts of any kind shall be placed upon any of the doors and windows by any tenant, nor shall any change be made in existing locks or the mechanism thereof, except with respect to interior areas of the Premises necessary for Tenant's security. Each tenant must, upon the termination of his tenancy, return to the Landlord all keys of stores, offices, and toilet rooms, either furnished to or otherwise procured by Tenant and in the event of the loss of any keys, so furnished, such tenant shall pay to the Landlord the cost thereof.

           14. Tenant assumes full responsibility for protecting the Leased Premises from theft, robbery and pilferage. Except during Tenant's normal business hours, Tenant shall keep all doors to the Leased Premises locked and other means of entry of the Leased Premises closed and secured.

           15. Tenant is not permitted to use any part of the Building or the common areas for any manufacturing, storage, or sale of merchandise, or property of any kind; or for lodging or sleeping, or for any immoral or illegal purpose. Tenant shall not install or operate any machinery or mechanical devices of a nature not directly related to Tenant's ordinary use of the Leased Premises for general office purposes.

           16. All loading, unloading, receiving or delivery of goods, supplies or disposal of garbage or refuse shall be made only through entryways provided for such purposes by Landlord.

           17. All safes, freight, furniture, or other bulky matter of any description shall be carried in or out of the Leased Premises only at such times and in such manner as shall be prescribed in writing by Landlord, and Landlord shall in all cases have the right to specify the proper position of any such safe, furniture, or other bulky article, which shall only be used by Tenant in a manner which will not interfere with or cause damage to the Leased Premises or the Building in which they are located, or to the other tenants or occupants of the Building. Tenant shall be responsible for any damage to the Building or the property of its tenants or others and injuries sustained by any person whomsoever resulting from the use or moving of such articles in or out of the Leased Premises, and shall make all repairs and improvements required by Landlord or governmental authorities in connection with the use or moving of such articles.

           18. Tenant shall not bring in or allow to be kept upon the Leased Premises any inflammable, combustible or explosive fluid, chemical or substance or any article deemed extra hazardous on account of fire or other dangerous properties.

           19. Tenant shall not employ any person to perform any cleaning, repairing, janitorial, decorating, painting, or other services or work in or about the Leased Premises, except with the approval of Landlord.

           20. Tenant shall not overload any floor and shall not install any heavy objects, safes, business machines, files or other equipment without having received Landlord's prior written consent as to size, maximum weight, routing and location thereof. Tenant shall have the right to install fireproof cabinets and a proof machine within the Premises. Safes, furniture, equipment, machines and other large or bulky articles shall be brought through the Building and in and out of the Leased Premises at such times and in such manner as the Landlord shall direct (including the designation of elevator) and at Tenant's sole risk and responsibility. Prior to Tenant's removal of any such articles from the Leased Premises, Tenant shall obtain written authorization therefor at the Office of the Building and shall present such writing to a designated employee of Landlord.

           21. Landlord shall not be responsible for any lost or stolen property, equipment, money or jewelry from the Leased Premises or the public area of the Building regardless of whether such loss occurs when the Leased Premises are locked or not.

                                   EXHIBIT "B"                    Page 2 of 3




           22. The Landlord reserves the right to exclude from the Building between the hours of 6:00 o'clock p.m. and 8:00 o'clock a.m. and at all hours on Sundays and legal holidays all persons who do not present a pass to the Building signed by the Landlord. The Landlord will furnish passes to persons for whom any tenant requests same in writing. Each tenant shall be responsible for all persons for whom he requests such pass and shall be liable to the Landlord for all acts of such persons.

           23. The work of the janitor or cleaning personnel shall not be hindered by Tenant after 5:30 o'clock p.m., and the windows may be cleaned at any time. Tenant shall provide adequate waste and rubbish receptacles to prevent unreasonable hardship to Landlord in discharging its obligation regarding cleaning services.

           24. Tenant will refer to the Building Manager all contractors and installation technicians rendering any service for Tenant for supervision and approval before performance of any contractual services. Tenant will not permit any mechanic's liens to be placed against the Leased Premises.

           25. Landlord shall have the right to prohibit any advertising by any tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

           26. Tenant may request heating and/or air conditioning for non-business hours by submitting a written request therefor to the Building Manager's Office no later than 2:00 o'clock p.m. the preceding workday (Monday through Friday). The request must clearly state the start and stop of the non-business hour service. Each Tenant representative designated in the Lease will submit to the Building Manager a list of personnel who are authorized to make such requests.

               Charges, to be determined when the Building is in operation, will be fair and reasonable and reflect the additional operating costs involved and the necessity of having maintenance personnel on duty for a full shift, regardless of the actual time the equipment is in use. If two or more tenants originate similar requests, charges shall be prorated by hours of operation.

           27. Tenants may park only in strict compliance with all signs posted and regulations issued by Landlord, within spaces designated for parking, and not in such a manner as to block other parking spaces, drives, loading areas or fire lanes. All tenants hereby authorize Landlord to remove from the parking lot any improperly parked vehicle, at the Tenant's sole risk and expense. Tenants understand that they are fully responsible for assuring that their employees, agents, licensees and visitors comply with these parking rules, will reimburse Landlord for all costs and expenses incurred in enforcing the rules and will indemnify and hold harmless Landlord from any liability to such employees and other third parties for measures taken by Landlord to enforce the rules. To facilitate security arrangements and parking controls, a list of the names of each tenant's employees working in the Building and of their vehicle license numbers will be furnished to Landlord upon request.

           28. Wherever the word "Tenant" occurs, it is understood and agreed that it shall mean Tenant's associates, agents, clerks, servants and visitors. Wherever the word "Landlord" occurs, it is understood and agreed that it shall mean Landlord's assigns, agents, clerks, servants and visitors.


                                   EXHIBIT "B"                    Page 1 of 3